UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 10, 2003

DYNACQ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-20554	76-0375477
(Commission File Number)	(I.R.S. Employer Identification No.)

10304 Interstate 10 East, Suite 369, Houston, Texas 77029

(Address of principal executive offices, including zip code)

(713) 673-6432

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits. The following are filed as Exhibits to this Report:

99.1     Dynacq International, Inc. Press Release dated November 10, 2003.

Item 9. Regulation FD Disclosure.

On November 10, 2003, Dynacq International, Inc. issued a press release regarding the settlement of a shareholder derivative suit, the text of which is attached as Exhibit 99.1.

Limitation on Incorporation by Reference: In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished under Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNACQ INTERNATIONAL, INC.

By:	/S/ PHILIP S. CHAN

Philip S. Chan, Chief Financial Officer

DATE: November 13, 2003

INDEX OF EXHIBITS

Exhibit Number	Exhibit Description

99.1	Press Release dated November 10, 2003